Manitex International Inc Conference Call Third Quarter 2009 November 11th 2009 Exhibit 99.2

Forward Looking Statements
& Non GAAP Measures
Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts.  In some cases, you can identify forward-looking statements by terminology such as “anticipate,”
“estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-
looking statements. These factors and additional information are discussed in the Company's filings with the Securities and
Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-
looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s third quarter 2009 earnings release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures.

Overview
•
Q3 transition
–
Military and speciality backlog
–
Badger Rail niche
–
Manitex significantly improved market share
•
Managing for cash:
–
Year to date, generating $2.4m from operating activities, including acquisition and investment in Badger in Q3. Further opportunity for Q4-2009, as work in process inventory at the end of the quarter is shipped.
–
Compliant with  debt covenants, available liquidity of $2.2m as at September 30, 2009
•
Cost reduction program remains strong:
–
$10.4 million reduction in manufacturing expenses, R&D & SG&A expenses in nine months of 2009.
–
High impact on Manitex team who continue to respond well
•
Strategic development continues:
–
Acquisition of Badger Equipment on July 10
th
2009
• First new crane shipped October
–
Manitex new high reach crane launched October
–
New international dealer in U.A.E.

Key Figures
USD thousands
Q3-2009 Q2-2009 Q3-2008
Net sales $15,063 $11,848 $28,542
% change compared to Q3-2009 +27% -47%
Gross profit 2,208 2,477 4,199
Gross margin %
14.7% 20.9% 14.7%
Operating Expenses excluding restructuring
costs
2,919 2,424 3,089
Restructuring costs 27 22 236
Gain on bargain purchase 900 - -
Net (loss) Income from continuing operations (147) (117) 306
Quarterly cash flow from operating activities (357) 276 (1,597)
Working capital 23,654 21,304 23,295
Current ratio 2.8 2.9 2.2
Debt 30,294 25,142 26,196

Third Quarter Operating Performance
•Q3 2009 net loss includes results of Badger, $0.5m revenue during the quarter, net loss of
($0.4m) excluding gain from bargain purchase $0.9m
•2008 and 2009 Q3 margin at 14.7%
•Q3-2009  margin reflects increased sales of lower capacity, lower margin cranes and very little military sales.
$000 $000
Q3 2008 Net income from continuing operations 306 $
Gross profit impact of reduced volume (1,991)
Impact of margin 0
Reduction in gross margin (1,991)
Restructuring costs 209
Operating Expenses 170
Other income / expense 18
Gain on Badger acquisition 900
Tax 241
Q3 2009 Net loss from continuing operations (147) $

Cost Reduction Activities
•
Plants running reduced weeks / hours
–
Objective to balance activity with level of demand. All plants working to firm order schedules
–
Impacts both hourly and salaried employees
–
Sales, service and parts functions maintain full capability
–
Manufacturing expenses, excluding acquisitions, for the nine months ended September
30 2009 reduced 50% or $6.2 million compared to same period for 2008
•
Executive and salaried employees all subject to reduced pay and benefits and temporary layoffs
–
SG&A and Engineering costs, adjusted for impact of acquisitions, reduced $4.2 million or
42% for the nine months ended September 30 2009 compared to same period for 2008
•
Material cost reductions have been relatively small:
–
Vendor and company inventories have been reducing more slowly due to lower volume throughputs, and some volume discounts lost as smaller quantities purchased.
–
In- sourcing and re-sourcing activities have accelerated
–
Supply chain reduced working schedules adversely impacting deliveries and performance
$10.4 million savings YTD September 30 2009, in manufacturing,
R&D and SG&A, compared to the first 9 months of 2008

Working Capital & Cash Flow
$000 Q3 2009 Q2 2009 Q4 2008 Q3 2008
Working Capital $23,654 $21,304 $23,623 $23,295
Days sales outstanding 57 66 56 62
Days payable outstanding 59 68 47 51
Inventory turns 2.0 1.7 4.2 4.6
Current ratio 2.8 2.9 2.4 2.2
Cash flow (used) generated
from operating activities
($357) $276 $1,000 ($1,597)
•Excluding Badger, working capital at Q3-2009 is $22.2
•Cash generated from operations of $2.4 million in first nine months of
2009, of which $2.1 million is from working capital
Inventory turns are calculated by multiplying cost of goods sold for the referenced three month period by 4 and dividing that figure by inventory as at the referenced period

Inventory Excluding Badger
Q3 – 2009 Q2 – 2009 Q4 - 2008
Raw Materials 14,836 16,245 15,254
WIP 2,145 661 1,173
Finished Goods 5,827 5,756 5,639
Total $22,808 $22,662 $22,066
•Q3 v Q2 raw material reductions $1.4m largely at Manitex
•Q3 v Q2 WIP increase $1.5m at Liftking due to production of international and military forklifts for Q4 2009 shipment

Debt and Liquidity
$000 Q3 2009 Q2 2009 Q4 2008
Total Cash 90 97 425
Total Debt 30,294 25,142 28,061
Total Equity 36,462 35,162 35,014
Net capitalization 66,666 60,207 62,650
Net debt / capitalization 45.3% 41.6% 44.1%
YTD EBITDA 1,556 1,637 5,416
YTD EBITDA % of sales 3.8% 6.3% 5.1%
•Increase in debt in Q3: Badger acquisition note and building lease $4.1, repayment on notes
($0.4m), usage on lines of credit $1.5m (mainly Liftking).
•Revolver facility size, based on available collateral at September 30 2009 was:
•US line $14.2 million and Canadian line $3.9 million
•Total availability at September 30 2009 $2.2 million
•Collateral limit on Canadian line increased on October 29
th
2009 to $5.5m providing
approximately an additional $1 million of availability to cover increased receivables and WIP for international orders
•Net capitalization is the sum of debt plus equity minus cash.
•Net debt is total debt less cash

Commercial Update
•
2009 focus sustained on continuing product development and enhanced sales & marketing efforts and customer contact
– Market share +9%
– Customer feedback indicates Q1-2010 will approximate Q4-2009, but steady increase thereafter
•
Rental Fleet Segment: New & replacement rental fleet sales anticipated; Fleet utilizations need to be >70%. 2 fleets just placed stocking orders
•
Power Distribution Segment:
– Growing sector
– New 50155 crane launched with key competitive advantages
•
Oil Field Service & Mining Segments
– More favorable economics from oil and copper pricing
– 50 ton crane still product of choice
•
Rental Consolidators & International
– New business wins in 2009
– New U.A.E. dealer to increase Manitex international shipments from 10% in 2009 to 20% in 2010

Summary
• Outlook for industry remains challenging
• Commercial successes continue to show strength of product:
–
Recent order wins and growth in backlog of 46% provides more visibility for
Q4 and Q1 2010
–
International sales continue to grow. Addition of U.A.E. dealer is significant opportunity for 2010
• Badger acquisition gain helped Q3 results. Order book and new crane potential provides opportunity for Q4 2009 and Q1 2010 shipments
• Cash focus remains strong with good opportunity for inventory reduction in the remainder of the year as WIP is shipped in Q4.
• Cost control measures in place and effective. Employees remain focused which is a tribute to their commitment and for which we are very thankful